Exhibit 99.1

Deloitte & Touche LLP
3 Second Street
Suite 301
Harborside Plaza 10
Jersey City, NJ 07302
USA

Tel: +1 212 937 8202 www.deloitte.com

Capital Street Ltd.

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of capital call lines and the related limited partners in connection with the proposed offering of Capital Steet Master Trust, Series 2026-1 Notes. Capital Street Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Capital Call Data File and Limited Partner Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Capital Call Data File and Limited Partner Data File. Additionally, Goldman Sachs & Co. LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Capital Call Data File and the Limited Partner Data File and communicated differences prior to being provided the final Capital Call Data File and Limited Partner Data File which were subjected to the procedures described below.

Agreed-Upon Procedures

On April 6, 2026, at the instruction of the Company, we accessed the “Company Website” (https://www.lockbox.gs.com) and obtained a computer-generated capital call data file and related record layout (the “Capital Call Data File”) containing data, as represented to us by the Company, as of the close of business March 11, 2026, with respect to 36 capital call lines (the “Capital Call Lines”).

Further, on March 23, 2026, at the instruction of the Company, we accessed the Company Website and obtained a computer-generated limited partner data file and related record layout containing data, as represented to us by the Company, as of the close of business March 11, 2026, with respect to 6,711 limited partners (the “Limited Partner Data File”). At the instruction of the Company, we randomly selected 100 limited partners from the Limited Partner Data File (the “Sample Limited Partners”).

Member of Deloitte Touche Tohmatsu Limited

File Review Procedures of the Capital Call Lines:

For each of the Capital Call Lines, we performed certain comparisons of the capital call line characteristics (the “Capital Call Line Characteristics”) set forth on or the Capital Call Data File and indicated below.

Capital Call Line Characteristics

1. Admin agent bank 2. Fund loan amount 3. Currency 4. Type 5. Governing law 6. Spread 7. Funded tranche maturity	8. Max LTV 9. Called capital % 10. Total number of LP’s 11. Fund size 12. Fund strategy 13. Investment manager assets under management

We compared Capital Call Line Characteristics 1. through 7. to the corresponding information set forth on or derived from the credit agreement, or any amendments thereto (collectively, the “Credit Agreement”); Characteristics 8. through 11. to the “Borrowing Base Calculation Spreadsheet;” Characteristic 12. to the “Capital Call Line Private Placement Memorandum;” and Characteristic 13. to the “Assets Under Management Supporting Documentation.”

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., differences of $2.00 or less are deemed to be “in agreement;” and

•

with respect to our comparison of Characteristic 12., a fund strategy of (i) “Credit” set forth on the Capital Call Data File and “Direct Lending” or “Distressed Debt” set forth on the Capital Call Line Private Placement Memorandum is deemed to be “in agreement” and (ii) “Buyout” set forth on the Capital Call Data File and “Growth/Expansion” set forth on the Capital Call Line Private Placement Memorandum is deemed to be “in agreement.”

The capital call line documents described above, and any other related documents used in support of the Capital Call Line Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Capital Call Line Documents.”

File Review Procedures of the Limited Partners:

For each of the Sample Limited Partners, we performed certain comparisons of the limited partner characteristics (the “Limited Partner Characteristics”) set forth on or the Limited Partner Data File or and indicated below.

Limited Partner Characteristics

1. LP legal name 2. LP domicile 3. Capital commitment	4. Capital called 5. Uncalled capital

We compared Limited Partner Characteristics 1. through 3. to the corresponding information set forth on or derived from the “Subscription Agreement;” and Characteristics 4. and 5. to the Borrowing Base Calculation Spreadsheet.

The limited partner documents described above, and any other related documents used in support of the Limited Partner Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Limited Partner Documents.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Capital Call Line Documents or the Limited Partner Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Capital Call Line Documents or Limited Partner Documents. In addition, we make no representations as to whether the Capital Call Line Documents or Limited Partner Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Capital Call Lines or Sample Limited Partners, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the (i) Capital Call Line Characteristics set forth on the Capital Call Data File and (ii) Limited Partner Characteristics set forth on the Limited Partner Data File were found to be in agreement with the above-mentioned Capital Call Line Documents and Limited Partner Documents, respectively, except as indicated in the attached Appendix A and Appendix B. Supplemental information is contained in Appendix C, Appendix D and Appendix E.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Capital Call Lines or limited partners underlying the Capital Call Data File or Limited Partner Data File, respectively, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Capital Call Lines or limited partners or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Capital Call Data File or Limited Partner Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 6, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 6, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in funded tranche maturity.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 6, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for LP legal name.

2	Nine differences for capital called.

3	Nine differences for uncalled capital.

4	Eleven instances where we were unable to verify the LP domicile

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 6, 2026 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Capital Call Line		Capital Call Line Characteristic	Characteristic set forth on the Capital Call Data File	Characteristic set forth on the Credit Agreement
1	[REDACTED	]	Funded tranche maturity	12/18/2026	12/09/2025

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 6, 2026 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Limited Partner		Limited Partner Characteristic	Characteristic set forth on the Limited Partner Data File		Characteristic set forth on the Limited Partner Documents
1	[REDACTED	]	LP legal name	[REDACTED	]	[REDACTED	]
2	[REDACTED	]	Capital called	$230,753.07		$233,059.41
2	[REDACTED	]	Capital called	$327,793.37		$331,088.14
2	[REDACTED	]	Capital called	$263,717.82		$266,353.64
2	[REDACTED	]	Capital called	$198,900.69		$200,877.55
2	[REDACTED	]	Capital called	$166,017.15		$167,664.54
2	[REDACTED	]	Capital called	$7,252,172.60		$7,324,657.59
2	[REDACTED	]	Capital called	$166,218.10		$167,865.49
2	[REDACTED	]	Capital called	$166,574.08		$168,221.47
2	[REDACTED	]	Capital called	$165,750.59		$167,397.98
3	[REDACTED	]	Uncalled capital	$119,246.93		$116,940.59
3	[REDACTED	]	Uncalled capital	$172,206.63		$168,911.86
3	[REDACTED	]	Uncalled capital	$136,282.18		$133,646.36
3	[REDACTED	]	Uncalled capital	$101,099.31		$99,122.45
3	[REDACTED	]	Uncalled capital	$83,982.85		$82,335.46
3	[REDACTED	]	Uncalled capital	$3,747,827.40		$3,675,342.41
3	[REDACTED	]	Uncalled capital	$83,781.90		$82,134.51
3	[REDACTED	]	Uncalled capital	$83,425.92		$81,778.53
3	[REDACTED	]	Uncalled capital	$84,249.41		$82,602.02

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 6, 2026 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix B

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Limited Partner Characteristic for the related Sample Limited Partner:

Exception Description Number	Sample Limited Partner	Limited Partner Characteristic not verified
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile
4	[REDACTED]	LP domicile

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.